UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2014

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

6805 Perimeter Drive

Dublin, OH 43016

Telephone Number (614) 923-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 18, 2014, Pacer International, Inc. (“Pacer”), the members of its board of directors (the “Pacer Board”), XPO Logistics, Inc. (“XPO”), and Acquisition Sub, Inc. (“Merger Sub”) entered into a memorandum of understanding (the “MOU”) with plaintiffs regarding the settlement of certain litigation arising out of the announcement of the Agreement and Plan of Merger, dated as of January 5, 2014, between XPO and Pacer (the “Merger Agreement”).

On January 6, 2014, Pacer and XPO announced that they had entered into the Merger Agreement, pursuant to which Pacer will be acquired by XPO through a merger of Merger Sub with and into Pacer with Pacer surviving as a wholly owned subsidiary of XPO (the “Merger”). On January 29, 2014, XPO filed a Registration Statement on Form S-4 with the United States Securities and Exchange Commission (the “SEC”), which was amended on and declared effective by the SEC on February 24, 2014, and which contained the proxy statement/prospectus (the “Proxy Statement/Prospectus”). On February 24, 2014, Pacer filed its definitive proxy statement with the SEC. On or about February 25, 2014, in connection with a special meeting of its stockholders to approve the Merger Agreement, Pacer mailed copies of the Proxy Statement/Prospectus to its stockholders.

As disclosed on page 81 of the Proxy Statement/Prospectus, between January 8 and January 16, 2014, five substantially identical putative class actions were filed in the Tennessee Chancery Court against Pacer, its directors, XPO and Merger Sub challenging the merger. The first of those actions, entitled Iseman v. Pacer International, Inc. et al., was filed in the Chancery Court for Shelby County. The remaining four, entitled Weingarten v. Pacer International, Inc. et al.; Mahmutagic v. Pacer International, Inc. et al.; Frazier v. Pacer International, Inc. et al.; and Blackwell v. Pacer International, Inc. et al., were filed in the Chancery Court for Davidson County (the “Court”). By stipulation and order dated February 18, 2014, the Iseman case was transferred to Davidson County and, by order dated February 20, 2014, the Chancery Court for Davidson County consolidated the five pending cases under the caption In re Pacer International, Inc. Shareholder Litigation, No. 14-39-IV (the “Action”). The operative complaint in the Action alleges, among other things, that the directors of Pacer breached their fiduciary duties to Pacer’s shareholders in connection with the proposed acquisition of Pacer by XPO and Merger Sub by agreeing to the proposed merger at an allegedly unfair price pursuant to a purportedly flawed and conflicted sales process, by including certain allegedly preclusive deal-protection measures, and by misrepresenting and/or omitting certain allegedly material information. The complaint alleges that Pacer, XPO, and Merger Sub aided and abetted these breaches of fiduciary duty. The complaint seeks, among other things, injunctive relief preventing the consummation of the merger, as well as attorneys’ and experts’ fees and certain other damages.

On March 18, 2014, defendants in the Action (the “Defendants”) entered into the MOU with plaintiffs in the Action (the “Plaintiffs”) pursuant to which Pacer has agreed to make the disclosures concerning the Merger set forth below. The MOU also provides that, solely for purposes of settlement, the Court will certify a class consisting of all persons who were record or beneficial stockholders of Pacer when the Merger was approved by the Pacer Board or any time thereafter (the “Class”). In addition, the MOU provides that, subject to approval by the Court after notice to the members of the Class (the “Class Members”), the Action will be dismissed with prejudice and all claims that the Class Members may possess with regard to the Merger will be released. In connection with the settlement, the Plaintiffs’ counsel have expressed their intention to seek an award by the Court of attorneys’ fees and expenses. The amount of the award to the Plaintiffs’ counsel will ultimately be determined by the Court. This payment will not affect the amount of merger consideration to be paid by XPO or to be received by any Pacer stockholder in the Merger. There can be no assurance that the parties will ultimately enter into a definitive settlement agreement or that the Court will approve the settlement. In the absence of either event, the proposed settlement as contemplated by the MOU may be terminated.

The Defendants believe that the Action is without merit, have vigorously denied, and continue to vigorously deny, all of the allegations of wrongful or actionable conduct asserted in the Action, and the Pacer Board vigorously maintains that it diligently and scrupulously complied with its fiduciary duties, that the Proxy Statement/Prospectus is complete and accurate in all material respects, and that no further disclosure is required under applicable law. The Defendants are entering into the MOU and the contemplated settlement solely to eliminate the costs, burden, distraction and expense of having to defend this litigation further, and to put the claims that were or could have been asserted to rest. Nothing in the MOU, any settlement agreement or any public filing, including this Current Report on Form 8-K (“Current Report”), is or shall be deemed to be an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any public filing associated with the proposed settlement of the Action.

SUPPLEMENTAL DISCLOSURES

Solely in connection with the contemplated settlement, Pacer and XPO have agreed to make these supplemental disclosures to the Proxy Statement/Prospectus. The following information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement/Prospectus, and capitalized terms used in this Current Report have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined herein.

The following disclosure supplements the disclosure on page 30 of the Proxy Statement/Prospectus by deleting the fourth paragraph thereof in its entirety and replacing it with the following:

On November 7, 2013, Pacer and Morgan Stanley executed an engagement letter that specifically addressed the sale process and set forth the transaction fee that would be payable to Morgan Stanley, which was payable only upon consummation of a sale of Pacer as a whole.

The following disclosures supplement the information contained in the Proxy Statement/Prospectus under “Opinion of Morgan Stanley & Co. LLC—Pacer Analysis—Comparable Company Trading Multiples,” which begins on page 47 of the Proxy Statement/Prospectus, by:

(1) Adding the following sentence and table in a new paragraph immediately following the second paragraph thereof:

The multiples observed in this analysis are set forth below.

Intermodal Company	Aggregate Value to Estimated 2014 EBITDA	Price to Estimated 2014 EPS
Hub Group, Inc.	10.5x	18.8x
JB Hunt Transport Services, Inc.	10.7x	22.8x

(2) Deleting the second paragraph and all of the lists that follow on page 48 in their entirety and replacing them with the following:

To provide additional context for the global logistics industry, including XPO, Morgan Stanley also reviewed and compared, using publicly available information, certain current and historical financial information, ratios and public market multiples for the asset-light freight forwarder companies, contract logistics companies, and integrator companies. Those multiples are set forth in the table below. For each company listed below, Morgan Stanley also analyzed for comparative purposes the ratio of aggregate value to estimated 2014 EBITDA and stock price to estimated 2014 EPS. The companies reviewed and the aggregate value to estimated 2014 EBITDA and stock price to estimated 2014 EPS multiples observed for each transaction were as follows:

Asset-Light/Freight Forwarder Company	Aggregate Value to Estimated 2014 EBITDA		Price to Estimated 2014 EPS
C.H. Robinson Worldwide, Inc.	11.8x		19.0x
DSV A/S	11.8x		16.7x
Echo Global Logistics, Inc.	9.8x		23.2x
Expeditors International of Washington, Inc.	10.9x		21.9x
Forward Air Corporation	9.6x		20.7x
Hub Group, Inc.	10.5x		18.8x
Kuehne + Nagel International AG	12.4x		20.8x
Landstar System, Inc.	11.3x		20.2x
Panalpina World Transport Holding Ltd.*	15.2x		NM	*
Roadrunner Transportation Systems, Inc.	9.4x		16.2x
Toll Holdings Limited	7.2x		13.6x
UTi Worldwide Inc.*	10.8x		NM	*
XPO Logistics, Inc.	NM	*	NM	*

Contract Logistics Company
Agility Public Warehousing Company K.S.C.	5.5x		9.9x
Con-way Inc.	4.8x		15.3x
Norbert Dentressangle S.A.	5.4x		11.8x
Ryder System, Inc.	5.1x		13.3x
Wincanton Plc	3.9x		8.8x

Integrator Company
Deutsche Post AG	7.7x		15.7x
FedEx Corporation	6.6x		17.3x
United Parcel Service, Inc.	10.4x		18.8x

*	Multiple not meaningful and excluded from high, low and median multiples summarized in the Precedent Transactions Multiples table.

(3) Deleting the first sentence in the first full paragraph on page 49.

The following disclosures supplement the information contained in the Proxy Statement/Prospectus under “Opinion of Morgan Stanley & Co. LLC—Pacer Analysis—Precedent Transactions Analysis,” which begins on page 50 of the Proxy Statement/Prospectus, by:

(1) Adding the following new sentence immediately following the second sentence thereof:

For each transaction listed below, Morgan Stanley noted the ratio of aggregate value of the transaction to the target company’s last twelve months (“LTM”) EBITDA.

(2) Deleting the third sentence and the table on page 50 in their entirety and replacing them with the following:

The transactions reviewed, the month and year each transaction was announced and the aggregate value to LTM EBITDA multiples observed for each transaction were as follows:

Selected Global Logistics Company Transactions

Date Announced	Target	Acquirer	Aggregate Value/ LTM EBITDA
December 2013	Newgistics, Inc.	Littlejohn & Co., L.L.C.	8.0x
September 2013	syncreon Holdings Limited	Centerbridge Partners, L.P.	8.3x
July 2013	Marisol International LLC	Roadrunner Transportation Systems, Inc.	NA*
July 2013	3PD, Inc.	XPO Logistics, Inc.	10.1x
May 2013	Transplace	Greenbriar Equity Group LLC	NA*
November 2012	Total Quality, Inc.	Forward Air Corporation	8.8x
November 2012	GEFCO S.A.	JSC Russian Railways (RZD)	NA*
October 2012	Star Track Express Pty Ltd	Australia Post Corporation	NA*
September 2012	Phoenix International, Inc.	C.H. Robinson Worldwide, Inc.	12.4x
July 2012	LINC Logistics Company	Universal Truckload Services, Inc.	6.8x
June 2012	Panther Expedited Services, Inc.	Arkansas Best Corporation	7.7x
May 2012	Caterpillar Logistics Services LLC	Platinum Equity, LLC	5.1x
March 2012	World Courier Group, Inc.	AmerisourceBergen Corporation	NA*
January 2012	UFC Aerospace Corp.	BE Aerospace, Inc.	9.5x
June 2011	Korea Express Co., Ltd.	CJ Corporation	22.4x
November 2010	TDG Plc	Norbert Dentressangle S.A.	NA*
July 2010	ATC Technology Corporation	GENCO Distribution System, Inc.	5.8x
October 2009	Livingston International Income Fund	Canada Pension Plan Investment Board and Sterling Partners	9.4x
March 2009	De Post-La Poste	CVC Capital Partners SICAV-FIS S.A.	1.9x
November 2008	Logwin AG	DELTON AG	8.1x
July 2008	Compagnie Européen de Prestations Logistiques (CEPL)	Arcapita Bank	NA*
June 2008	ABX Logistics Worldwide SA/NV Group	DSV A/S	13.9x
April 2008	GEODIS SA	Société Nationale de Chemins de fer Francais	8.3x
February 2008	TDG Plc	Laxey Partners Ltd	6.0x

December 2007	BALtrans Holdings Limited	Toll Holdings Limited	17.9x
October 2007	Christian Salvesen Plc	Norbert Dentrassangle S.A.	7.4x
May 2007	Jacobson Companies, Inc.	Oak Hill Capital Partners	NA*
May 2007	EGL, Inc.	CEVA Logistics	15.0x
December 2006	Greatwide Logistic Services	Investcorp	NA*
November 2006	TNT Freight Management	GEODIS SA	NA*
October 2006	Arnold Logistics, LLC	Oak Hill Capital Partners	NA*
August 2006	TNT Logistics	Apollo Management L.P.	NA*
March 2006	SembCorp Logistics	Toll Holdings Limited	11.4x
January 2006	Koninklijke Frans Maas Groep N.V.	DSV A/S	7.2x
December 2005	Hoau Logistics Group	TNT N.V.	NA*
October 2005	ACR Logistics	Kuehne + Nagel International AG	NA*
June 2005	ABX Logistics Worldwide SA/NV Group	3i Group plc	NA*
May 2001	USCO Logistics Inc.	Kuehne + Nagel International AG	NA*

*	Multiple not available and excluded from high, low, mean and median multiples summarized in the Precedent Transactions Multiples table.

(3) Deleting the first sentence in the first full paragraph on page 51.

The following disclosures supplement the information contained in the Proxy Statement/Prospectus under “Opinion of Morgan Stanley & Co. LLC—Pacer Analysis—Discounted Cash Flow Analysis,” which begins on page 52 of the Proxy Statement/Prospectus, by:

(1) Adding the following new sentence immediately following the third sentence thereof:

Pacer’s unlevered free cash flows were calculated as Pacer’s EBITDA minus depreciation and amortization, minus tax expense based on the applicable tax rate, plus depreciation and amortization and other non-cash expenses, and minus capital expenditures, changes in net working capital and changes in deferred tax and other assets.

(2) Adding the following new sentence immediately following the sixth sentence thereof:

The range of perpetuity growth rates and discount rates described above implied a range of multiples of Pacer’s aggregate value to estimated 2014 EBITDA and 2015 EBITDA of 6.4x to 9.0x and 4.8x to 6.9x, respectively.

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “Opinion of Morgan Stanley & Co. LLC—XPO Analysis—Discounted Cash Flow Analysis,” which begins on page 54 of the Proxy Statement/Prospectus, by adding the following new sentence immediately following the second sentence thereof:

XPO’s unlevered free cash flows were calculated as XPO’s EBITDA minus depreciation and amortization, minus tax expense based on the applicable tax rate, plus depreciation and amortization, and minus capital expenditures and changes in net working capital.

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “Opinion of Houlihan Lokey Financial Advisors, Inc.,” which begins on page 56 of the Proxy Statement/Prospectus, by adding the following bullet point immediately following the third bullet point on page 60:

•	Unlevered, after tax free cash flow, calculated as EBITDA less taxes and capital expenditures, adjusted for changes in working capital.

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “Opinion of Houlihan Lokey Financial Advisors, Inc.—Pacer Financial Analyses—Selected Companies Analysis,” which begins on page 61 of the Proxy Statement/Prospectus, by deleting the third sentence thereof and all of the tables that follow on pages 61 and 62 in their entirety and replacing them with the following:

The list of selected companies, their respective enterprise values to Adjusted EBITDA multiples and the related mean and median multiples for such selected companies, together with the corresponding Pacer multiples as of October 23, 2013 and January 3, 2014, were as follows:

Larger Cap Asset-Light Transportation and Logistics Companies
Enterprise Value to Adjusted EBITDA
	LTM	NFY	NFY+1
CH Robinson Worldwide Inc.	12.3x	12.4x	11.6x
Expeditors International of Washington Inc.	12.7x	12.2x	10.9x
Forward Air Corp.	11.6x	11.0x	9.4x
Hub Group Inc.	10.3x	11.5x	10.4x
Kuehne + Nagel International AG	13.7x	13.4x	12.4x
Landstar System Inc.	12.0x	11.8x	10.8x
Panalpina World Transport Holding Ltd.(1)	20.7x	19.7x	15.2x
UTi Worldwide Inc.(2)	21.8x	16.6x	10.2x
XPO(3)	NMF	NMF	NMF

Mean	12.1x	12.7x	11.4x
Median	12.2x	12.2x	10.9x

(1)	LTM and NFY excluded from high, low, mean and median data
(2)	LTM excluded from high, low, mean and median data
(3)	LTM, NFY and NFY+1 excluded from high, low, mean and median data

Smaller Cap Asset-Light Transportation and Logistics Companies
Enterprise Value to Adjusted EBITDA
	LTM	NFY	NFY+1
Echo Global Logistics, Inc.	12.4x	12.0x	9.5x
Roadrunner Transportation Systems, Inc.	12.1x	11.9x	9.6x
Universal Truckload Services Inc.	9.5x	9.4x	8.6x
Wincanton plc	4.0x	4.0x	3.9x

Mean	9.5x	9.3x	7.9x
Median	10.8x	10.6x	9.1x

All Selected Asset-Light Transportation and Logistics Companies
Enterprise Value to Adjusted EBITDA
	LTM	NFY	NFY+1
Mean	11.1x	11.5x	10.2x
Median	12.1x	11.9x	10.3x

Pacer as of October 23, 2013 (the date prior to the beginning of a significant Pacer common stock price appreciation)	8.0x	7.4x	5.7x

Pacer as of January 3, 2014	10.9x	10.5x	8.3x

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “Opinion of Houlihan Lokey Financial Advisors, Inc.—Pacer Financial Analyses—Selected Transactions Analysis,” which begins on page 63 of the Proxy Statement/Prospectus, by deleting the first paragraph, first table, second paragraph, and second table thereof in their entirety and replacing them with the following:

Houlihan Lokey selected the following publicly announced asset-light transportation and logistics transactions and calculated implied enterprise value to EBITDA multiples based on the estimated announced purchase prices. The calculated multiples included implied enterprise value of the target company as a multiple of LTM EBITDA for which information had been made public as of the announcement date of the relevant transaction. The list of selected transactions, their respective announcement dates, their respective implied enterprise value to EBITDA multiples and the related mean and median multiples for such selected transactions, as compared to the multiple implied by the merger, were as follows:

Announcement Date	Target	Acquiror	Enterprise Value/ EBITDA
December 11, 2013	Landstar Supply Chain Solutions, Inc.	XPO	11.9x
July 15, 2013	3PD, Inc.	XPO	10.1x
February 12, 2013	Vitran Corp. Supply Chain Operation Division	Legacy Supply Chain, Inc.	9.8x
September 25, 2012	Phoenix International Freight Services Ltd.	CH Robinson Worldwide Inc.	12.5x
July 26, 2012	Linc Logistics Company	Universal Truckload Services Inc.	5.2x
June 14, 2012	Panther Expedited Services, Inc.	Arkansas Best Corporation	7.5x
December 15, 2011	Vantec Corporation	Hitachi Transport System Ltd.	7.7x

Mean			9.2x
Median			9.8x
Pacer (at implied merger consideration value)			12.4x

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “Opinion of Houlihan Lokey Financial Advisors, Inc.—Pacer Financial Analyses—Discounted Cash Flow Analysis,” which appears on page 64 of the Proxy Statement/Prospectus, by adding the following new sentence immediately following the first sentence thereof:

Houlihan Lokey made no additional adjustments to such EBITDA estimates in calculating unlevered, after tax free cash flows.

The following disclosures supplement the information contained in the Proxy Statement/Prospectus under “Opinion of Houlihan Lokey Financial Advisors, Inc.—XPO Financial Analysis—Discounted Cash Flow Analysis,” which begins on page 64 of the Proxy Statement/Prospectus, by:

(1) Deleting the first sentence thereof in its entirety and replacing it with the following:

Houlihan Lokey performed two discounted cash flow analyses of XPO using the XPO Analysts Projections: (i) the estimates of a specific equity research analyst (at Credit Suisse) for XPO’s fiscal years 2014-2016, and including revenue and EBITDA estimates for 2017, and referred to Houlihan Lokey by senior executives of XPO, which estimates were the same estimates as those referred to above as “XPO Public Projections” (the “Analyst Estimates”) and (ii) consensus research analyst estimates for XPO’s fiscal years 2014-2016 (the “Consensus Estimates”). Houlihan Lokey made no additional adjustments to such EBITDA estimates in calculating unlevered, after tax free cash flows.

(2) Deleting the fourth sentence thereof in its entirety and replacing it with the following:

The present values of the cash flows and terminal values were then calculated using discount rates ranging from 10.0% to 12.0% (which range of discount rates and terminal value EBITDA multiples implied perpetuity growth rates of 3.2% to 6.4% in the case of the Analyst Estimates and 3.5% to 6.5% in the case of the Consensus Estimates).

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “October Management Projections” on page 67 of the Proxy Statement/Prospectus by adding the following new sentence and footnote immediately following the last sentence and table of the first paragraph thereof:

Also at the October 7, 2013 meeting, at the request of a board member, management provided the board with an interim iteration of the July Management Projections, solely for illustrative purposes, that reflected the assumptions used in the July Management Projections, along with certain, but not all, of the additional adjustments deemed appropriate by management and included in the October Management Projections.i

[i]	This additional projected financial information, provided to the board for illustrative purposes only, was comprised of the following:

	Fiscal Year Ending December 31,					CAGR ’13E- ‘16E
($mm, except per share)	2012A	2013E	2014E	2015E	2016E
Revenue(1)	$1,028	$1,022	$1,206	$1,441	$1,613	16%
EBITDA(2)	$17	$29	$45	$54	$59	26%
Diluted Earnings Per Share	$0.12	$0.35	$0.60	$0.75	$0.83	33%

(1)	See footnote 1 under “—July Management Projections.”
(2)	See footnote 2 under “—July Management Projections.”

The following disclosure supplements the information contained in the Proxy Statement/Prospectus under “Adjusted October Management Projections” on page 68 of the Proxy Statement/Prospectus by adding the following new sentence and table immediately following the first table on such page:

In addition, senior management provided certain additional estimates to Morgan Stanley and Houlihan Lokey in connection with their calculations of unlevered, after tax free cash flows, including estimates of capital expenditures and changes in net working capital, together with an estimated tax rate of 38%, as follows:

	Fiscal Year Ending December 31,
	2014E	2015E	2016E
Taxes	$(9.3)	$(13.3)	$(14.2)
Capital Expenditures	(8.0)	(8.0)	(8.0)
Change in Net Working Capital(1)	2.3	(5.0)	(3.6)

(1)	Stock-based compensation was treated as a non-cash change in determining net working capital in the Adjusted October Management Projections.

Additional Information

On January 29, 2014, XPO filed a Registration Statement on Form S-4 with the United States Securities and Exchange Commission (the “SEC”), which was amended on and declared effective by the SEC on February 24, 2014, and which contained the proxy statement/prospectus (the “Proxy Statement/Prospectus”). On February 24, 2014, Pacer filed its definitive proxy statement with the SEC. XPO AND PACER SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, PACER AND XPO. Investors and shareholders may obtain copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by XPO through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations. In addition, investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by Pacer through the investor relations page on Pacer’s corporate website at www.pacer.com or by contacting Pacer International, Inc. at 6805 Perimeter Drive Dublin, OH 43016, Attention: Investor Relations.

Participants in Solicitation

XPO, Pacer and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Pacer shareholders with respect to the proposed Merger. Information regarding the direct and indirect interests of XPO, Pacer and their respective executive officers and directors in the proposed Merger is included in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus may be obtained, free of charge, as described above. This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s and Pacer’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of Pacer, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals, Pacer shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability to realize anticipated synergies and cost savings; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Pacer’s management team; litigation, including litigation related to misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s network of third-party transportation providers; the ability to retain XPO’s and Pacer’s largest customers; XPO’s ability to successfully integrate Pacer and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Pacer or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Pacer undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. A Tennessee Corporation

Dated: March 18, 2014	By:	/s/ John J. Hafferty
Executive Vice President and Chief
Financial Officer